Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

dated as of November 30, 2006

between

NAVTEQ NORTH AMERICA, LLC,

NAVTEQ CORPORATION

and

LASALLE BANK NATIONAL ASSOCIATION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT dated as of November 30, 2006 (this “Amendment”) is entered into by and among NAVTEQ NORTH AMERICA, LLC, a Delaware limited liability company (the “Company”), NAVTEQ CORPORATION, a Delaware corporation (the “Guarantor”), and LASALLE BANK NATIONAL ASSOCIATION (together with its respective successors and assigns, the “Bank”).

WHEREAS, the Company and the Bank are party to that certain Credit Agreement dated as of November 9, 2004 (as heretofore or hereafter amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

WHEREAS, the Guarantor and the Bank are party to that certain Guaranty dated as of November 9, 2004 (the “Guaranty”), whereby the Guarantor guarantied the Obligations of the Company under the Credit Agreement.

WHEREAS, the Company and the Bank wish to amend the Credit Agreement on the terms and conditions set forth below to, among other things, extend the Termination Date of the Bank’s Commitment, and the Guarantor wishes to affirm its Guaranty.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the parties hereto agree as follows:

Section 1.               Definitions. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Termination Date means the earlier to occur of (a) December 1, 2007, or (b) such other date on which the Commitment terminates pursuant to Section 6 or Section 12.”

2.2           The definition of “Effective Date”, added to Section 1.1 of the Credit Agreement pursuant to Amendment No. 1 to Credit Agreement, and further defined in Section 4 of Amendment No. 1 to Credit Agreement, is hereby deleted in its entirety.

2.3           Clause (6) of Section 10.9(c) of the Credit Agreement is hereby deleted in its entirety.

Section 3.               Representations and Warranties.

3.1           Company. To induce the Bank to enter into this Amendment and to issue Letters of Credit and continue to make Loans under the Credit Agreement, the Company represents and warrants to the Bank that:

(a)                                  The Company is duly authorized to execute, deliver and perform its obligations under this Amendment. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(b)                                 The representations and warranties of the Company set forth in the Credit Agreement as amended hereby (including any amendments to the relevant Schedules) and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(c)                                  No Event of Default or Unmatured Event of Default (as defined in the Credit Agreement as in effect both immediately before and immediately after the effectiveness of this Amendment) has occurred and is continuing.

3.2           Guarantor. To induce the Bank to enter into this Amendment and to continue to make Loans to the Company under the Credit Agreement, the Guarantor represents and warrants to the Bank that:

(a)                                  The Guarantor is duly authorized to execute, deliver and perform its obligations under this Amendment. This Amendment is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(b)                                 The representations and warranties of the Guarantor set forth in the Guaranty and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Section 4.               Conditions Precedent. This Amendment shall become effective upon the date on which the Company has delivered or caused to be delivered to the Bank the following documents and the other conditions set forth below have been satisfied:

4.1           This Amendment executed by the Company and the Guarantor.

4.2           Certified copies of resolutions of the applicable governing board of the Company and the Guarantor authorizing the execution, delivery and performance by the Company and the Guarantor, as applicable, of this Amendment and the other Loan Documents to which either is a party.

4.3           Certified copies of all documents evidencing any necessary corporate, limited liability company or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Company and the Guarantor of the documents referred to in this Section 4.

4.4           A certificate of the Secretary or an Assistant Secretary (or other appropriate representative) of the Company and the Guarantor certifying (a) (i) the names of the officer or officers of such entity authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), (ii) the bylaws or operating agreement of such entity and (iii) certified copies of the articles of incorporation or certificate of formation of such entity or (b) that such officers, bylaws or operating agreement and articles of incorporation or certificate of formation have not changed since the Secretary’s Certificate delivered to the Bank on November 9, 2004.

Section 5.               Reaffirmation of Guaranty. The Guarantor hereby consents to the terms hereof and reaffirms in all respects its obligations under the Guaranty.

Section 6.               Payment of Fees and Expenses. The Company affirms its obligations under Section 13.6 of the Credit Agreement to pay on demand all reasonable out-of-pocket costs and expenses of the Bank (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment and the administration of the Credit Agreement as amended hereby.

Section 7.               Reference to and Effect Upon the Credit Agreement. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

Section 8.               CHOICE OF LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 9.               Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.

Section 10.             Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties executed this Amendment No. 2 as of the date and year first above written.

NAVTEQ NORTH AMERICA LLC

By: /s/ David B. Mullen
Name: David B. Mllen
Title:CFO

NAVTEQ CORPORATION

By: /s/ David B. Mullen
Name: David B. Mullen
Title: CFO

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Mark J. Melendes
Name: Mark J. Melendes
Title: First Vice President